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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    July 10, 1997
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                             Ascent Pediatrics, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       000-22347                                          04-3047405
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(Commission File Number)                       (IRS Employer Identification No.)


187 Ballardvale Street, Suite B125, Wilmington, Massachusetts           01887
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (508) 658-2500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 10, 1997, Ascent Pediatrics, Inc. (the "Company"), closed the acquisition of the Feverall line of acetaminophen rectal suppositories from Upsher-Smith Laboratories, Inc. ("Upsher-Smith"), pursuant to an Asset Purchase Agreement dated as of March 25, 1997 (the "Asset Purchase Agreement") between the Company and Upsher-Smith.

         The purchase price was $11,721,265. The Company paid $6,221,265 of such amount in cash (including a $250,000 deposit that the Company previously paid to Upsher-Smith) and issued Upsher-Smith a promissory note for the balance. The promissory note matures on February 28, 1998, does not bear interest and is secured by all of the assets acquired by the Company from Upsher-Smith. The assets acquired by the Company consist of the Feverall acetaminophen rectal suppository product line and certain related assets, including the Feverall trademark and the Feverall Sprinkle Caps powder and Acetaminophen Uniserts suppository product lines. The purchase price was determined by arms' length negotiations between the parties.

         The source of the cash paid by the Company to Upsher-Smith was the net proceeds of the Company's initial public offering of common stock, which was completed in June 1997.

         Pursuant to a separate Manufacturing Agreement dated as of July 10, 1997, Upsher-Smith has agreed to supply the Company with the Company's requirements of Feverall acetaminophen rectal suppositories, and the Company has agreed to purchase from Upsher-Smith all amounts of such product as it may require, until July 10, 2002.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         The financial statements of A Product Line of Upsher-Smith Laboratories, Inc. set forth at pages F-19 through F-23 of the Company's Prospectus dated May 29, 1997 (the "Prospectus") filed as a part of the Company's Registration Statement on Form S-1 (File No. 333-23319), which Prospectus was filed with the Securities and Exchange Commission (the "Commission") on May 30, 1997 pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the "Securities Act"), are hereby incorporated by reference herein and filed as an exhibit hereto (as Exhibit 99.1) pursuant to Rule 12b-23(a)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


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         (b)      PRO FORMA FINANCIAL INFORMATION:

         The Unaudited Combined Pro Forma Financial Statements of the Company and A Product Line of Upsher-Smith Laboratories, Inc. set forth at pages F-24 through F-31 of the Prospectus, are hereby incorporated by reference herein and filed as an exhibit hereto (as Exhibit 99.2) pursuant to Rule 12b-23(a)(3) of the Exchange Act of 1934.

         (c)      EXHIBITS:

         See Exhibit Index attached hereto.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 1997                               ASCENT PEDIATRICS, INC.
                                                  (Registrant)



                                              By: /s/ John G. Bernardi
                                                  -----------------------------
                                                  John G. Bernardi
                                                  Vice President, Finance and
                                                  Treasurer


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                                INDEX TO EXHIBITS

Exhibit
Number                             Description
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2.1*     Asset Purchase Agreement dated as of March 25, 1997, between the
         Company and Upsher-Smith (the "Asset Purchase Agreement"), which includes the form of Promissory Note of the Company in the face amount of $5,500,000 as Exhibit A thereto and the form of Manufacturing Agreement between the Company and Upsher-Smith as Exhibit E thereto

2.2** Addendum to Asset Purchase Agreement dated as of July 10, 1997, between the Company and Upsher-Smith

23.1     Consent of KPMG Peat Marwick LLP, independent auditors

99.1     Financial Statements of A Product Line of Upsher-Smith
         Laboratories, Inc.

99.2 Unaudited Combined Pro Forma Financial Statements of the Company and A Product Line of Upsher-Smith Laboratories, Inc.

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*        Incorporated by reference from Amendment No. 1 to the Registration
         Statement on Form S-1 (File No. 333-23319) of the Company. The schedules to the Asset Purchase Agreement have been omitted pursuant to
         Item 601(b)(2) of Regulation S-K of the Commission and will be supplementally provided to the Commission upon request.

** Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.


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